Exhibit 10.3(ac)

628 Hebron Avenue, Suite 400
Glastonbury, CT 06033 USA

October 2, 2013
JetBlue Airways Corp.
27-01 Queens Plaza North
LIC, N.Y. 11101

Subject:	Side Letter No. 38 (“SL 38”) to the V2500 General Terms Agreement dated as of May 4, 1999 between JetBlue Airways Corp and IAE International Aero Engines AG
Ladies and Gentlemen:
We refer to the V2500 General Terms Agreement dated as of May 4, 1999 between JetBlue Airways Corp. (“JetBlue”) and IAE International Aero Engines AG (“IAE”) (together with its exhibits, schedules, and appendices attached thereto and any amendments, side letters and/or letter agreements thereto, the “V2500 Contract”). Capitalized terms used herein that are not otherwise defined herein shall have the same meanings as those given to them in the V2500 Contract. In the case of inconsistency between the V2500 Contract and this SL 38, the terms of this SL 38 will prevail.
WHEREAS:

A.	JetBlue requested from IAE [***] within its fleet of V2500 Spare Engines, and

B.	IAE has agreed to provide JetBlue with [***] upon the terms and conditions of this SL 38.
NOW THEREFORE IT IS AGREED AS FOLLOWS:

1.	Multi-Rated Data Plates

1.1.
Subject to the terms set forth in this SL 38, IAE will sell to JetBlue, and JetBlue will purchase from IAE, one (1) V2500-A5 multi-rated data plate (“MRDP”) for each Contract Engine. For purposes of the SL 38, a Contract Engine is any V2500 Engine supplied by IAE to Airbus for installation on the Aircraft described in the V2500 Contract and the Spare Engines provided to JetBlue pursuant to the V2500 Contract.

1.2.
Upon incorporation of a MRDP in a JetBlue Engine, the Engine will be [***], subject to the provisions of Section 1.5. The rights granted hereunder shall not expand in any manner whatsoever any existing warranties, guarantees or financial obligations provided to JetBlue with respect to the Contract Engines.

[***]    Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Exhibit 10.3(ac)

1.3.
JetBlue will place a purchase order for each MRDP and all associated hardware in accordance with the applicable terms and conditions of the V2500 Contract. Upon receipt of a purchase order for a MRDP, IAE will invoice JetBlue the then-current catalog list price for such MRDP. For budgetary and planning purposes, the price for one (1) MRDP [***] is [***] United States Dollars (US$[***]). Payment of MRDP invoices and shipment of the MRDPs will be in accordance with the terms and conditions of the V2500 Contract.

1.4.
It will be the responsibility of JetBlue to install, or cause to be installed, one (1) MRDP in each Engine at the time of an Engine’s shop visit, and JetBlue will return, or will cause to be returned to IAE or its designated field representative the [***] removed from such Engine. [***].

1.5.	The purchase and sale of MRDPs [***] is subject to:

1.5.1.	JetBlue utilizing the [***] set forth in this SL 38 solely for the purpose of [***]; and

1.5.2.	JetBlue never operating at any given point in time more Contract Engines [***] than the quantity of Engines that JetBlue has taken delivery of from Airbus or IAE [***]; and

1.5.3.	JetBlue taking delivery of all Aircraft and Spare Engines in accordance with the applicable Exhibits of the V2500 Contract, and operating the Aircraft and Spare Engines in its own fleet; and

1.5.4.	JetBlue not being in material breach of the V2500 Contract.
Examples of the conditions set forth in Sections 1.5.1 and 1.5.2 are set forth in Section 1.6 below.
In the event that JetBlue fails to meet the above conditions, IAE reserves the right, upon reasonable notice to JetBlue, to terminate [***] provided in this SL 38.

1.6.	Examples
[***]

1.7.	The [***] as provided under this SL 38 is personal to JetBlue and may not be transferred or assigned by JetBlue.

1.8.
Subject to prior termination of this SL 38 pursuant to Section 1.5, JetBlue may use the MRDPs for as long as JetBlue operates the Contract Engines. Prior to JetBlue selling, transferring or otherwise permanently removing (including lease return other than a sale leaseback transaction following which JetBlue continues to operate the Contract Engine) any Contract Engine from its operational fleet, or upon the termination of this SL 38, JetBlue shall [***].

[***]    Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Exhibit 10.3(ac)

1.9.
Notwithstanding Section 1.8, based on the current quantity of spare Contract Engines delivered to JetBlue under the V2500 Contract at the 33K thrust rating, JetBlue will retain the right to sell [***] spare Contract Engines [***].

1.10.
If (i) JetBlue sells, transfers or otherwise disposes of any Contract Engine (other than a sale leaseback transaction following which JetBlue continues to operate the Contract Engine) without restoring the Contract Engine to its Original Thrust Rating and returning any MRDP to IAE prior to such sale, transfer or disposal, or (ii) [***] (each such Engine [***], a “Non-Compliant Engine”), then (i) IAE shall have the right, upon reasonable notice to JetBlue, to terminate the rights to [***] as set forth in this SL 38, and (ii) for each such Non-Compliant Engine, [***].

2.	Miscellaneous

2.1.	Except as expressly amended by this SL 38, all provisions of the Contract remain in full force and effect, and this SL 38 shall be construed and considered as an integral part of the V2500 Contract.

2.2.
This SL 38 contains the complete agreement of the parties but only with respect to the subject matter expressly contained herein. Nothing in this SL 38 shall be construed as a waiver of any of JetBlue or IAE’s respective rights and remedies (whether at law or in equity) that are not expressly amended or compromised by the terms and conditions of this SL 38, and JetBlue and IAE hereby expressly reserve the same.

2.3.	This SL 38 is confidential between IAE and JetBlue and shall be covered under the confidentiality provisions of the V2500 Contract.

2.4.
This SL 38 may be executed in counterparts, each of which shall be an original and all of which, when taken together, shall constitute one and the same instrument. An executed copy of this SL 38 shall have the same effect as an original.

Agreed and Accepted by    Agreed and Accepted by
IAE INTERNATIONAL AERO ENGINES AG    JETBLUE AIRWAYS CORP.
/s/ Thomas Wedeles                     /s/ Dave Ramage
Name: Thomas Wedeles        Name: Dave Ramage
Title: Chief Legal Officer        Title: Vice President
         Technical Operations

[***]    Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.